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                                                                      EXHIBIT 23


                       CONSENT OF PRICE WATERHOUSE LLP

We hereby consent to the incorporation by reference in Registration
Statement No. 33-55225 on Form S-8 filed August 25, 1994; Registration Statement No. 33-54385 on Form S-3 filed June 30, 1994, as amended by Pre-Effective Amendment No. 1 filed August 17, 1994; Registration Statement No. 33-53919 on Form S-8 filed June 1, 1994; Registration Statement No. 33-53667 on Form S-4 filed May 17, 1994, as amended by Pre- Effective Amendment No. 1 filed May 20, 1994; Registration Statement No. 33-51333 on Form S-4 filed December 8, 1993, as amended by Pre-Effective Amendment No. 1 filed January 12, 1994; Registration Statement No. 33-60648 on Form S-8 filed April 2, 1993; Registration Statement No. 33-59892 on Form S-3 filed March 23, 1993, as amended by Pre-Effective Amendment No. 1 filed May 14, 1993; Registration Statement No. 33-51064 on Form S-3 filed August 20, 1992, as amended by Pre-Effective Amendment No. 1 filed October 23, 1992; Registration Statement No. 33-50124 on Form S-8 filed July 29, 1992; Registration Statement No. 33-65326 on Form S-8 filed July 1, 1993; Registration Statement No. 33-43862 on Form S-3 filed November 12, 1991, as amended by Pre-Effective Amendment No. 1 filed January 17, 1992 (to which the prospectus in 33-51064 also applies); Registration Statement No. 33-36718 on Form S-3 filed September 7, 1990, as amended by Pre-Effective Amendment No. 1 filed November 28, 1990 (to which the prospectus in 33-51064 also applies); Registration Statement No. 33-26755 on Form S-3 filed January 27, 1989, as amended by Pre-Effective Amendment No. 1 filed February 16, 1989 and Post-Effective Amendment No. 1 filed November 3, 1992; Registration Statement No. 33-23192 on Form S-3 filed July 21, 1988, as amended by Pre-Effective Amendment No. 1 filed September 13, 1988 (to which the prospectus in 33-51064 also applies); Registration Statement No. 33-11516 on Form S-3 filed January 26, 1987, as amended by Amendment No. 1 filed March 12, 1987 and Amendment No. 2 filed April 3, 1987 (to which the prospectus in 33-36718 also applies); Registration Statement No. 2-93664 on Form S-3 filed October 9, 1984, as amended by Amendment No. 1 filed November 23, 1984; Registration Statement No. 33-28252 on Form S-8 filed April 19, 1989, as amended by Post-Effective Amendment No. 1 filed August 15, 1989 and Post-Effective Amendment No. 2 filed February 22, 1990; Registration Statement No. 33-13368 on Form S-8 (to which the prospectus in 33-28252 also applies); Registration Statement No. 33-29646 on Form S-8 filed June 30, 1989, as amended by Post-Effective Amendment No. 1 filed August 3, 1990; and Registration Statement Nos. 2-82873, 2-71577, 2-64201, 2-58595, 2-57423, 2-53068, 2-47747,
2-32651 and 33-14135 on Form S-8 (to all of which the prospectus in 33-29646 also applies) of BankAmerica Corporation of our report dated January 18, 1994, except as to Note 1, which is as of January





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28, 1994, relating to the consolidated financial statements of Continental Bank
Corporation, which is included in Continental Bank Corporation's Annual Report on Form 10-K for the year ended December 31, 1993, and which is incorporated by reference in the Current Report on Form 8-K of BankAmerica Corporation dated August 31, 1994. We also consent to the reference to our firm as experts in accounting and auditing in Item 7 of such Form 8-K.


/s/ PRICE WATERHOUSE LLP

Chicago, Illinois
August 31, 1994